Supplement Dated August 4, 2010
To The Prospectus Dated May 1, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the section entitled “More About the Funds,” in the sub-section entitled “Regulatory Inquiries and Pending Litigation,” please delete the disclosure for the “JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, and JNL/Goldman Sachs Mid Cap Value Fund” in its entirety and replace it with the following:

JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, and JNL/Goldman Sachs Mid Cap Value Fund

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors.  On July 14, 2010, the SEC and GS&Co. entered into a consent agreement settling this action.  On July 20, 2010, the U.S. District Court entered a final judgment approving the settlement.

GSAM, GS & Co. and certain of their affiliates have received temporary exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered mutual funds.  Due to a provision in the law governing the operation of mutual funds, they would otherwise have become in eligible to perform these activities as a result of the District Court’s final judgment.  GSAM, GS & Co. and certain of their affiliates have applied for final exemptive relief.  While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.  In the view of GS&Co. and GSAM, neither the matters alleged in any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM managed funds.

This Supplement is dated August 4, 2010.

(To be used with JMV2731 05/10, VC4224 05/10, VC5869 05/10, VC5890 05/10, VC5995 05/10, VC3723 05/10, VC3656 05/10, VC5526 05/10, VC3657 05/10, FVC4224FT 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10NV4224 05/10, NV3174CE 05/10, NV5526 05/10, NMV2731 06/10, NV3784 05/10, NV5869 05/10, NV5890 05/10, NV5825 05/10, HR105 05/10 and VC2440 05/10.)

CMX5947 08/10